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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4 (Registration No. 333-50350) of PPL Montana, LLC of our report dated January 29, 2001 relating to the financial statements of PPL Montana, LLC, which appears in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2001